                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULED 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                          Concord Communications, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

        ------------------------------------------------------------------------

                          CONCORD COMMUNICATIONS, INC.
                               600 NICKERSON ROAD
                         MARLBORO, MASSACHUSETTS 01752

                         ------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         ------------------------------

TO THE STOCKHOLDERS:

     The Annual Meeting of Stockholders of Concord Communications, Inc., a Massachusetts corporation (the "Corporation"), will be held on Wednesday April 25, 2001, at 8:00 A.M., at the offices of the Corporation, 600 Nickerson Road, Marlboro, Massachusetts, for the following purposes:

          1. To elect two members to the Board of Directors to serve for a three-year term as Class I Directors;

          2. To ratify the selection of the firm of Arthur Andersen LLP as auditors for the fiscal year ending December 31, 2001; and

          3. To transact such other business as may properly come before the meeting and any adjournments thereof.

     Stockholders entitled to notice of and to vote at the meeting shall be determined as of the close of business on February 26, 2001, the record date fixed by the Board of Directors for such purpose.

                                          By Order of the Board of Directors,

                                          DOUGLAS A. BATT, Clerk

March 21, 2001
                         ------------------------------

         STOCKHOLDERS ARE REQUESTED TO SIGN THE ENCLOSED PROXY CARD AND
           RETURN IT IN THE ENCLOSED STAMPED ENVELOPE BY RETURN MAIL.

                          CONCORD COMMUNICATIONS, INC.
                               600 NICKERSON ROAD
                         MARLBORO, MASSACHUSETTS 01752

                         ------------------------------

                                PROXY STATEMENT
                                 MARCH 21, 2001

     Proxies in the form enclosed with this proxy statement are solicited by the Board of Directors of Concord Communications, Inc. (the "Corporation") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on April 25, 2001, at 8:00 A.M., at the offices of the Corporation, 600 Nickerson Road, Marlboro, Massachusetts.

     Only stockholders of record as of the close of business on February 26, 2001, (the "Record Date") will be entitled to vote at the Annual Meeting and any adjournments thereof. As of the Record Date, 16,558,756 shares (excluding treasury shares) of Common Stock of the Corporation were issued and outstanding. Each share outstanding as of the Record Date will be entitled to one vote, and stockholders may vote in person or by proxy. Execution of a proxy will not in any way affect a stockholder's right to attend the Annual Meeting and vote in person. Any stockholder delivering a proxy has the right to revoke it only by written notice to the Clerk delivered at any time before it is exercised, including at the Annual Meeting.

     The persons named as attorneys-in-fact in the proxies are officers of the Corporation. All properly executed proxies returned in time to be cast at the Annual Meeting will be voted. With respect to the election of Directors, any stockholder submitting a proxy has a right to withhold authority to vote for any individual nominee by writing that nominee's name in the space provided on the proxy. The proxies will be voted as stated below under "Election of Directors." In addition to the election of Directors, the stockholders will consider and vote upon a proposal to ratify the selection of auditors. Where a choice has been specified on the proxy with respect to the foregoing matters, the shares represented by the proxy will be voted in accordance with the specification and will be voted FOR if no specification is indicated.

     A majority in interest of the outstanding shares represented at the meeting in person or by proxy shall constitute a quorum for the transaction of business. Votes withheld from any nominee, abstentions and broker "non-votes" are counted as present or represented for purposes of determining the presence or absence of a quorum for the meeting. A "non-vote" occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner. Directors are elected by a plurality of the votes cast by stockholders entitled to vote at the meeting. On all other matters being submitted to stockholders, an affirmative vote of at least a majority of the shares present, or represented, and entitled to vote at the meeting is required for approval. An automated system administered by the Corporation's transfer agent tabulates the votes. The vote on each matter submitted to stockholders is tabulated separately. Abstentions are included in the number of shares present or represented and voting on each separate matter. Broker "non-votes" are not so included.

     The Board of Directors knows of no other matter to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote properly may be taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys-in-fact in the proxies.

     This proxy statement and the accompanying proxy were first mailed to stockholders on or about March 23, 2001. A copy of an Annual Report to Stockholders, containing financial statements for the fiscal year ended December 31, 2000, also accompanied the proxy statement and proxy. The Corporation will provide, without charge, to each person solicited by this proxy statement, a copy of the Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, upon such person's written request to Melissa H. Cruz, Executive Vice President, Business Services and Chief Financial Officer, Concord Communications, Inc., 600 Nickerson Road, Marlboro, Massachusetts 01752.

                                     ITEM 1

                             ELECTION OF DIRECTORS

     The Corporation's Board of Directors is divided into three classes. Each class serves three years, with the terms of office of the respective classes expiring in successive years. The present term of office for the Class I Directors expires at the Annual Meeting. John Robert Held and Robert C. Hawk, who both have served as Class I Directors since 1996, have declined to be renominated to another term as Class I Directors and each will resign as Class I Directors effective immediately prior to this Annual Meeting. Mr. Held's and Mr. Hawk's decisions not to be renominated are not related to any disagreement with the Corporation or Board of Directors with respect to the Corporation's operations, policies or practices. In connection with the foregoing, the Corporation's Board of Directors has reclassified the Board of Directors effective immediately prior to the Annual Meeting of Stockholders and nominated for re-election as Class I Directors Messrs. Kamra and Wadsworth, each of whom first became Directors of the Corporation in 1993. If re-elected, the Class I nominees will hold office until the Annual Meeting of Stockholders to be held in 2004, and until their successors shall have been elected and shall have been qualified. Shares represented by all proxies received by the Board of Directors and not so marked as to withhold authority to vote for any individual nominee will be voted (unless one or more nominees are unable or unwilling to serve) for the election of the Class I nominees. The Board of Directors knows of no reason why any such nominee should be unable or unwilling to serve, but if such should be the case, proxies will be voted for the election of some other person or the Board of Directors will fix the number of Directors at a lesser number.

     The following table sets forth the nominees to be elected at the Annual Meeting and the other current Directors, the year each nominee or Director was first appointed or elected a Director, the principal occupation of each of the nominees and Directors during the past five years, and the ages of each of the nominees and Directors.

                                                    PRINCIPAL OCCUPATION AND           YEAR CURRENT
NOMINEE'S OR DIRECTOR'S NAME AND YEAR NOMINEE OR    BUSINESS EXPERIENCE DURING THE     TERM WILL
DIRECTOR FIRST BECAME DIRECTOR                      LAST FIVE YEARS                    EXPIRE/CLASS(1)
--------------------------------------------------  -------------------------------    ---------------
John A. Blaeser...................................  President, Chief Executive         2003/III
  1985                                              Officer and Director(2)
Frederick W.W. Bolander...........................  Director(3)                        2002/II
  1995
Richard M. Burnes, Jr.............................  Director(4)                        2003/III
  1995
Deepak Kamra......................................  Director(5)                        2001/I
  1993
Robert M. Wadsworth...............................  Director(6)                        2001/I
  1993

---------------
(1) Effective immediately prior to the 2001 Annual Meeting of Stockholders.

(2) Mr. Blaeser, 59, has been President and Chief Executive Officer of the Corporation since January 1996 and a Director of the Corporation since 1985. Prior to joining the Corporation, from 1991 until 1996,

    Mr. Blaeser was Managing General Partner of EG&G Venture Management, a venture capital firm. Mr. Blaeser is also a director of Network Engines, Inc.

(3) Mr. Bolander, 39, has been a Director of the Corporation since April 1995. Since January 2000, Mr. Bolander has been a Managing Director of Gabriel Venture Partners, a venture capital firm. From October 1994 to December 1999, Mr. Bolander was associated with Apex Investment Partners, as a General Partner from April 1996 to December 1998 and in various capacities from October 1994 to April 1996. From May 1993 to September 1993, Mr. Bolander was a Consultant to the African Communications Group, a venture capital and project management firm, and from September 1985 to September 1992, Mr. Bolander held the position of Manager for AT&T Corporation.

(4) Mr. Burnes, 60, has been a Director of the Corporation since December 1995. Mr. Burnes has been an officer of Charles River Ventures, Inc., a venture capital firm, since 1970. He is also a director of Speechworks International, Inc.

(5) Mr. Kamra, 44, has been a Director of the Corporation since November 1993. Mr. Kamra has been associated with Canaan Partners, a venture capital firm, since March 1991 and has been a General Partner of the firm since March 1995. Prior to joining Canaan Partners, Mr. Kamra was the General Manager, National Sales Division, of Aspect Telecommunications, a telecommunications equipment company. Mr. Kamra is also a director of Interact Commerce Corp. and iPrint.com.

(6) Mr. Wadsworth, 40, has been a Director of the Corporation since April 1993. Mr. Wadsworth has been Vice President of Hancock Venture Partners, Inc. since April 1990 and a Managing Director of HarbourVest Partners, LLC since January 1997. Mr. Wadsworth is also a director of Trintech Group, PLC, Network Engines, Inc., ePresence, Inc., and Switchboard, Inc.

BOARD OF DIRECTORS' MEETINGS AND COMMITTEES

     The Board of Directors of the Corporation met six times and took action by unanimous written consent three times during the fiscal year ended December 31, 2000. The Audit Committee, which oversees the accounting and financial functions of the Corporation, including matters relating to the appointment and activities of the Corporation's independent auditors, met four times during 2000. Messrs. Burnes, Kamra and Held were members of the Audit Committee in 2000. Following the 2001 Annual Meeting of Stockholders, the Board of Directors intends to elect Messrs. Burnes, Kamra and Wadsworth to serve as members of the Audit Committee in 2001. The Compensation Committee, which determines the compensation and benefits of the Corporation's executive officers, met five times during 2000. Messrs. Bolander, Burnes, Held and Wadsworth were members of the Compensation Committee in 2000. Following the 2001 Annual Meeting of Stockholders, the Board of Directors intends to elect Messrs. Bolander, Burnes, Wadsworth and Kamra to serve as members of the Compensation Committee in 2001. Stockholders wishing to suggest nominees for election to the Board of Directors should direct such suggestions to the Clerk of the Corporation at the Corporation's principal address in accordance with the nomination procedure set forth in the Corporation's By-Laws. Except for Mr. Hawk, who attended one third of the meetings of the Board of Directors, all Directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings of all committees of the Board on which they served.

DIRECTOR COMPENSATION

     Directors who are not employees of the Corporation (also referred to as "outside Directors"), who currently consist of Messrs. Bolander, Burnes, Hawk, Held, Kamra and Wadsworth, do not receive an annual retainer or any fees for attending regular meetings of the Board of Directors. Directors are reimbursed for reasonable out-of-pocket expenses incurred in attending such meetings. Outside Directors are also eligible for participation in the Corporation's 1997 Non-Employee Director Stock Option Plan.

     Prior to the Corporation's initial public offering, the Corporation granted non-qualified stock options to Directors under its 1995 Stock Plan (the "1995 Plan"). Pursuant to the terms of the 1995 Plan, options granted under the 1995 Plan are exercisable within eight years of the original grant date and generally vest over a period of four years from the date of grant. As of March 1, 2001, options to purchase 62,500 shares of Common Stock, at a weighted average exercise price of $1.90 per share, had been granted to outside Directors of the Corporation under the 1995 Plan. Of that number, options to purchase 59,687 shares of Common Stock have been exercised and no options to purchase shares of Common Stock have been canceled. Upon the consummation of a "change in control" of the Corporation, each stock option agreement governing options granted under the 1995 Plan provides for the acceleration of vesting of the option by eighteen months. The Corporation's ability to make additional grants or awards under the 1995 Plan was terminated upon the completion of the Corporation's initial public offering in October 1997; however, the 1995 Plan continues to govern all options, awards and other grants granted and outstanding under the 1995 Plan.

     The 1997 Non-Employee Director Stock Option Plan (the "Non-Employee Director Plan"), providing for the annual grant of stock options to purchase shares of Common Stock to outside Directors, was adopted by the Board of Directors in July 1997 and approved by the stockholders on September 9, 1997. A total of 130,000 shares of Common Stock are reserved for issuance under the Non-Employee Director Plan, as amended. The Non-Employee Director Plan is administered by the Compensation Committee of the Board of Directors. Under the Non-Employee Director Plan each new eligible Director will be granted an option to purchase 20,000 shares of Common Stock upon the Director's first appointment or election to the Board of Directors and each eligible Director will be automatically granted an option to purchase 5,000 shares of Common Stock each year following the final adjournment of the Corporation's Annual Meeting of Stockholders.

     The exercise price of options granted under the Non-Employee Director Plan will be 100% of the fair market value per share of the Common Stock on the date the option is granted. Options initially granted to each Director under the Non-Employee Director Plan will become exercisable over a four-year period from the date of grant. Under their respective stock option agreements, each director's options will expire on the eighth anniversary of the grant date. If an optionee ceases to be a director of the Corporation each option will terminate with respect to the shares as to which the option is not then exercisable and any portion of his or her option which is vested but has not been exercised may be exercised within sixty days of the date such director ceased to be a director. In the event of a merger, consolidation or similar corporate transaction, the vesting of all outstanding options under the Non-Employee Director Plan will be accelerated so that all outstanding options are vested and exercisable in full prior to the consummation of such transaction. If such options are not exercised prior to the consummation of such transaction, and are not assumed or replaced by the successor entity, such options will terminate.

     As of December 31, 2000, 32,500 options to purchase shares of the Corporation's Common Stock were outstanding under the Non-Employee Director Plan.

        SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth as of March 1, 2001 information relating to the beneficial ownership of the Corporation's Common Stock by each director, each executive officer named in the Summary Compensation Table on page 7 and by all directors and executive officers as a group.

                                                                AMOUNT AND NATURE     PERCENT OF
NAME AND ADDRESS(1)                                             OF OWNERSHIP(2)(3)      CLASS
-------------------                                             ------------------    ----------
John A. Blaeser.............................................          471,544            2.8%
Kevin J. Conklin............................................          128,069              *
Melissa H. Cruz.............................................           27,275(4)           *
Ferdinand Engel.............................................          195,633            1.2%
John Hamilton...............................................           28,851
Gary E. Haroian.............................................           14,162              *
Daniel D. Phillips, Jr......................................           35,744              *
Frederick W.W. Bolander.....................................          107,171              *
Richard M. Burnes, Jr.......................................           79,125              *
Robert C. Hawk..............................................           18,000              *
John Robert Held............................................           23,330              *
Deepak Kamra................................................           23,562(5)           *
Robert M. Wadsworth.........................................           38,100              *
All executive officers and directors as a group (13
  people)...................................................        1,190,566(6)         7.2%

---------------

  * less than 1%

(1) The address for each named person is c/o Concord Communications, Inc., 600 Nickerson Road, Marlboro, Massachusetts 01752.

(2) Unless otherwise indicated, the named person possesses sole voting and sole dispositive power with respect to the shares.

(3) Includes shares of Common Stock which have not been issued but which are subject to options which either are presently exercisable or will become exercisable within 60 days, as follows: Mr. Blaeser, 197,499 shares; Mr. Conklin, 115,069 shares; Ms. Cruz, 25,435 shares; Mr. Engel, 105,438 shares; Mr. Hamilton, 27,534 shares; Mr. Bolander, 7,500 shares; Mr. Burnes, 13,125 shares; Mr. Hawk, 7,500 shares; Mr. Held, 7,500 shares; Mr. Kamra, 9,375 shares; and Mr. Wadsworth, 7,500 shares.

(4) Includes 550 shares held by the Joan Hastings Revocable Trust and 450 shares held by the Hastings 1996 Irrevocable Trust. Ms. Cruz disclaims beneficial ownership of such 1,000 shares.

(5) Includes 938 shares of restricted stock that vest over a period of four years. The Corporation has a right of repurchase with respect to these shares upon certain events.

(6) The group is comprised of the individuals named in the Summary Compensation Table on page 7, and those persons who were directors of the Corporation on March 1, 2001. Includes 523,475 shares of Common Stock that the directors and executive officers as a group have the right to acquire, either presently or within 60 days, by exercise of stock options granted under the Corporation's stock plans.

     Listed below are certain persons who, to the knowledge of the Corporation on March 1, 2001, own beneficially more than five percent of the Corporation's Common Stock outstanding at such date.

                                                                AMOUNT AND NATURE    PERCENT OF
NAME AND ADDRESS OF BENEFICIAL HOLDER                             OF OWNERSHIP         CLASS
------------------------------------------------------------    -----------------    ----------

T. Rowe Price Associates, Inc. .............................        2,086,500(1)        12.6%
100 E. Pratt Street
Baltimore, MD 21202

Firsthand Capital Management, Inc. .........................        1,853,500(2)        11.3%
125 South Market
San Jose, CA 95113

Brown Capital Management, Inc. .............................        2,107,300(3)        12.8%
1201 N. Calvert Street
Baltimore, MD 21202

---------------

(1) According to a Schedule 13G/A filed as of February 13, 2001. These securities are owned by various individual and institutional investors, including T. Rowe Price New Horizons Fund, Inc., which owns 1,500,000 shares, representing 9.1% of the shares outstanding, for which T. Rowe Price Associates, Inc. (Price Associates) serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

(2) According to a Schedule 13G filed on February 13, 2001 by Firsthand Capital Management, Inc. Kevin M. Landis is listed as a "control person" within
    Schedule 13G.

(3) According to a Schedule 13G filed on February 15, 2001 by Brown Capital Management, Inc.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based on a review of the forms and written representations received by the Corporation pursuant to Section 16(a) of the Securities Exchange Act of 1934, the Corporation believes that, with respect to the fiscal year ended December 31, 2000, the directors and executive officers, other than Messrs. John Robert Held, Robert Wadsworth and Richard M. Burnes, Jr., complied with all applicable
Section 16 filing requirements on a timely basis. Mr. Held failed to file a Statement of Changes in Beneficial Ownership of Securities on Form 4 during May 2000 for one transaction and subsequently filed a late Form 4. Mr. Wadsworth failed to file a Statement of Changes in Beneficial Ownership of Securities on Form 4 during October 2000 for four transactions and subsequently filed a late Form 4. Mr. Burnes failed to file a Statement of Changes in Beneficial Ownership of Securities on Form 4 during October 2000 for one transaction and subsequently filed a late Form 4.

                             EXECUTIVE COMPENSATION

     The following Summary Compensation Table sets forth the compensation received by the Chief Executive Officer, the four other most highly compensated executive officers of the Corporation for the three fiscal years most currently ended and two former executive officers who ceased serving as executive officers during 2000.

                           SUMMARY COMPENSATION TABLE

                                                                     LONG-TERM
                                     ANNUAL COMPENSATION       COMPENSATION AWARDS(3)
                                 ---------------------------   SECURITIES UNDERLYING       ALL OTHER
NAME AND PRINCIPAL POSITION      YEAR   SALARY(1)   BONUS(2)      OPTIONS/SARS(#)        COMPENSATION
---------------------------      ----   ---------   --------   ----------------------   ---------------
John A. Blaeser...............   2000   $300,011    $128,250          100,000                  --
  Chief Executive Officer        1999    270,000     162,000          245,000                  --
  And President                  1998    240,000     216,000           65,000                  --
Kevin J. Conklin..............   2000    190,632      55,575           55,000                  --
  Executive Vice President,      1999    155,000      93,000           78,000                  --
  Business Development           1998    140,000     126,000           25,000                  --
Melissa H. Cruz(4)............   2000    146,881      45,600           90,000                  --
  Chief Financial Officer,       1999         --          --               --                  --
  Executive Vice President,      1998         --          --               --                  --
  Business Services and
  Treasurer
Ferdinand Engel...............   2000    232,092      66,975           65,000                  --
  Executive Vice President,      1999    205,000     123,000          149,000                  --
  Engineering and Chief          1998    185,000     166,500           25,000                  --
  Technology Officer
John Hamilton(5)..............   2000    183,456     120,226           55,000                  --
  Executive Vice President of    1999         --          --               --                  --
  Worldwide Sales and            1998         --          --               --                  --
  Technical Services
Gary E. Haroian(6)............   2000     63,736          --               --                  --
  Senior Vice President and      1999    185,000     111,000          103,000                  --
  Chief Financial Officer        1998    170,000     153,000           26,000                  --
Daniel D. Phillips, Jr.(7)....   2000    215,634      64,613           25,000                  --
  Executive Vice President       1999    185,000     108,449          149,000                  --
  and, Chief Operating           1998    165,000     225,389           25,000                  --
  Officer

---------------

(1) The amounts in the "Salary" column represent the annual base salary for each of the named executive officers, which is paid semi-monthly.

(2) The amounts in the "Bonus" column represent bonuses earned in the year during which services were rendered.

(3) The Corporation did not make any restricted stock awards, grant any stock appreciation rights or make any long-term incentive payments during fiscal 2000 to its executive officers.

(4) Ms. Cruz has been employed by the Corporation since August 29, 1997 and was appointed to her current position in April 2000.

(5) Mr. Hamilton has been employed by the Corporation since July 28, 1997 and was appointed to his current position on November 16, 2000.

(6) Mr. Haroian served as Senior Vice President and Chief Financial Officer until April 2000.

(7) Mr. Phillips served as Executive Vice President and Chief Operations Officer until December 31, 2000.

     The following table provides information with respect to stock option grants by the Corporation to the named executive officers in 2000. The Corporation did not grant any stock appreciation rights in 2000.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                      POTENTIAL REALIZED
                                                                                       VALUE AT ASSUMED
                                         PERCENTAGE OF                                  ANNUAL RATES OF
                            NUMBER OF    TOTAL OPTIONS                                    STOCK PRICE
                            SECURITIES    GRANTED TO                                   APPRECIATION OVER
                            UNDERLYING     EMPLOYEES     EXERCISE                     THE OPTION TERM(2)
                             OPTIONS       IN FISCAL       PRICE     EXPIRATION   ---------------------------
NAME                        GRANTED(1)       YEAR        ($/SHARE)      DATE          5%             10%
----                        ----------   -------------   ---------   ----------   -----------   -------------
John A. Blaeser...........    14,954         0.86%        $ 6.688     11/10/08    $ 47,751.44   $  114,373.01
                              85,046         4.87%        $ 6.688     11/10/08    $271,570.76   $  650,459.19
                             -------
  Total...................   100,000         5.73%                                $319,322.20   $  764,832.20
Kevin J. Conklin..........     3,125         0.18%        $26.188      4/17/08    $ 39,073.76   $   93,588.45
                              21,875         1.25%        $26.188      4/17/08    $273,516.32   $  655,119.14
                               2,718         0.16%        $ 6.688     11/10/08    $   8679.18   $   20,788.14
                              27,282         1.56%        $ 6.688     11/10/08    $ 87,117.48   $  208,661.52
                             -------
  Total...................    55,000         3.15%                                $408,386.74   $  978,157.25
Melissa H. Cruz...........     3,956         0.23%         26.188      4/17/08    $ 49,464.25   $  118,475.49
                              56,044         3.21%        $26.188      4/17/08    $700,751.94   $1,678,422.74
                                   6         0.00%        $ 6.688     11/10/08    $     19.16   $       45.89
                              29,994         1.72%        $ 6.688     11/10/08    $ 95,777.50   $  229,403.77
                             -------
  Total...................    90,000         5.15%                                $846,012.85   $2,026,347.88
Ferdinand Engel...........     3,125         0.18%        $26.188      4/17/08    $ 39,073.76   $   93,588.45
                              21,875         1.25%        $26.188      4/17/08    $273,516.32   $  655,119.14
                               2,718         0.16%        $ 6.688     11/10/08    $  8,679.18   $   20,788.14
                              37,282         2.14%        $ 6.688     11/10/08    $119,049.70   $  285,144.74
                             -------
  Total...................    65,000         3.72%                                $440,319.96   $1,054,640.47
John Hamilton.............    15,000         0.86%        $21.563      8/23/08    $154,430.58   $  369,888.08
                              10,009         0.57%        $ 6.688     11/10/08    $ 31,960.96      476,552.05
                              29,991         1.72%        $ 6.688     11/10/08    $ 95,767.92   $  229,380.82
                             -------         ----
  Total...................    55,000         3.15%                                $282,159.46   $  675,820.96
Gary E. Haroian...........        --           --              --           --             --              --
                                  --           --              --           --             --              --
                             -------
  Total...................        --         0.00%                                         --              --
Daniel D. Phillips, Jr....     3,125         0.18%        $26.188      4/17/08    $ 39,073.76   $   93,588.45
                              21,875         1.25%        $26.188      4/17/08    $273,516.32   $  655,119.14
                             -------
  Total...................    25,000         1.43%                                $312,590.08   $  748,707.59

---------------
(1) Stock options were granted under the Corporation's 1997 Stock Plan at an exercise price equal to the fair market value of the Corporation's Common Stock on the date of grant. Under their respective stock option agreements, each executive officer's options will expire on the eighth anniversary from the date of grant. The options generally become exercisable as follows: 25% on the first anniversary of the date of grant and quarterly for the remaining three years.

(2) Amounts reported in these columns represent amounts that may be realized upon exercise of the options immediately prior to the expiration of their term assuming the specified compounded rates of appreciation (5% and 10%) of the Corporation's Common Stock over the term of the options. These numbers are calculated based on rules promulgated by the Securities and Exchange Commission and do not reflect the Corporation's estimate of future stock price increases. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the timing of such exercise and the future performance of the Corporation's Common Stock. There can be no assurance that the rates of appreciation assumed in this table can be achieved or that the amounts reflected will be received by the individuals.

     The following table provides information on stock option exercises in 2000 by the named executive officers and the value of such officers' unexercised options at December 31, 2000.

         AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

                                                            NUMBER OF SECURITIES
                                                           UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                       SHARES ACQUIRED                         OPTIONS HELD AT           IN-THE-MONEY OPTIONS AT
                         UPON OPTION                          DECEMBER 31, 2000           DECEMBER 31, 2000(1)
                          EXERCISE           VALUE       ---------------------------   ---------------------------
NAME                     DURING 2000       REALIZED      EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                   ---------------   -------------   -----------   -------------   -----------   -------------
John A. Blaeser......      47,914        $  365,005.93     160,312        290,313      $ 49,062.50    $206,200.00
Kevin J. Conklin.....          --                   --      93,945        121,439      $273,203.65    $ 69,127.95
Melissa H. Cruz......         938        $   26,632.46       8,030        103,720      $  2,343.75    $ 64,203.75
Ferdinand Engel......      19,984        $  377,651.21      75,438        176,063               --    $ 97,011.25
John Hamilton........       2,000        $   76,750.01      19,575         83,694      $ 18,562.50    $100,528.25
Gary E. Haroian......      82,143        $1,603,564.10          --             --               --             --
Daniel D. Phillips,
  Jr.................      17,783        $  612,946.12      91,062             --               --             --

---------------
(1) Value is based on the difference between the option exercise price and the fair market value at December 31, 2000, the fiscal year end ($8.750 per share as quoted on the Nasdaq National Market on December 29, 2000, the last day of trading in 2000), multiplied by the number of shares underlying the option.

                         COMPENSATION COMMITTEE REPORT

PURPOSE OF THE COMPENSATION COMMITTEE

     The Compensation Committee of the Corporation's Board of Directors (the "Committee") has the exclusive authority to establish the level of base salary payable to the Chief Executive Officer and other executive officers of the Corporation and to administer the Corporation's stock option plans, including the 1997 Stock Plan and the 1997 Non-Employee Director Stock Option Plan. In addition, the Committee has the responsibility for approving the individual variable compensation cash bonus programs to be in effect for the Chief Executive Officer and other executive officers. The Committee is comprised entirely of outside directors who have never served as officers of the Corporation.

GENERAL COMPENSATION POLICY

     The Committee believes that the compensation programs for executive officers of the Corporation should be designed to attract, motivate, and retain talented executives responsible for the success of the Corporation and should be determined within a competitive framework and based on the achievement of overall financial results and individual contributions. The Committee's objectives are to:

          (1) Offer a total compensation program that is highly competitive with comparable talent at comparable high-growth software companies.

          (2) Provide annual variable incentive awards in the form of cash bonuses that take into account the Corporation's overall financial performance relative to corporate objectives.

          (3) Align the financial interests of executive officers with those of the stockholders by providing significant equity-based, long-term incentive awards.

COMPENSATION COMPONENTS AND PROCESS

  BASE SALARY

     The base salary for each executive officer is set on the basis of the responsibilities of the position held, the experience and performance of the individual, and a review of comparable positions based on surveys of the industry.

  VARIABLE INCENTIVE AWARDS -- CASH BONUSES

     The Corporation's Bonus Plan is designed to reward executive officers for the achievement by the Corporation of its performance objectives. The cash bonus to be paid to each executive officer is calculated as a percentage of his or her base salary. A specific formula, based on the revenues and net income of the Corporation, is in place to calculate the actual incentive payment for each officer. A compensation target is set for each executive officer based on compensation targets of comparable positions. In 2000, the Corporation did not meet its performance targets, and bonuses paid reflected these results.

  LONG TERM STOCK-BASED INCENTIVE AWARDS

     During 2000, the Committee made option grants under the 1997 Stock Plan to Messrs. Blaeser, Cruz, Conklin, Phillips, Engel and Hamilton. Each grant allows the officer to acquire shares of the Corporation's Common Stock at a fixed price per share (the market price on the grant date) over a specified period of time. Each option vests in periodic installments over a four-year period, as specified in the option agreements applicable to each executive.

     Generally, stock options are granted when an executive joins the Corporation. Additional options are granted on the basis of the individual's performance, potential for future responsibility and the number of unvested options held by the individual at the time of the new grant. The grants are designed to align the interests of executive officers with stockholders and to provide each executive officer with a significant incentive to manage the Corporation effectively.

     In August 1999, the Compensation Committee became aware that the options that the Corporation had awarded in January 1999 had exercise prices that were significantly above the August market price. The

Committee was concerned that the option awards would not have their intended effect of retaining and motivating key employees and executive officers in their performance for the Corporation, particularly since the Corporation is faced with a fiercely competitive market for the services of key personnel. The Committee decided that rather than wait until January 2000, the Corporation's usual time for executive officer and key employee retention and incentive option awards, the Corporation would benefit from making an immediate grant of stock option awards. Accordingly, in lieu of a January 2000 grant, the Corporation awarded stock options to key employees and executive officers in August 1999.

     In April 2000, the Compensation Committee granted additional stock options to existing executive officers in order to retain and motivate these executive officers. In November 2000, the Compensation Committee became aware that the options the Corporation awarded to certain executive officers and key employees in both April 2000 and August 1999 had exercise prices that were significantly above the November market prices. The Committee was concerned that the option awards would not have their intended effect of retaining and motivating key employees and executive officers in their performance for the Corporation, particularly since the Corporation is faced with a fiercely competitive market for the services of key personnel. The Committee decided that rather than wait until January 2001, the Corporation's usual time for executive officer and key employee retention and incentive option awards, the Corporation would benefit from making an immediate grant of stock option awards. Accordingly, in lieu of a January 2001 grant, the Corporation awarded stock options to key employees and executive officers in November 2000.

CHIEF EXECUTIVE OFFICER COMPENSATION

     The annual base salary for the Corporation's Chief Executive Officer is determined by the Committee, subject to approval of the Board of Directors. The 2000 compensation package of the Corporation's President and Chief Executive Officer, Mr. Blaeser, consisted of the same benefits program as other executive officers, including base salary, cash bonus, stock options and other employee benefit programs. Specifically, a target incentive was established at the beginning of the year using an agreed-upon formula based on the Corporation's performance. In 2000, the Corporation did not meet its performance targets and Mr. Blaeser's compensation reflects this result, including a decrease in cash bonus from 1999. Each year, the annual incentive plan is reevaluated with new targets for revenue growth and profitability. The option grants made to Mr. Blaeser during the 2000 fiscal year were based upon his individual performance and leadership within the Corporation and were designed to place a significant portion of his total compensation at risk, because the options will have no value unless there is appreciation in the value of the Corporation's Common Stock over the option term.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(m)

     In general, under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), the Corporation cannot deduct, for federal income tax purposes, compensation in excess of $1,000,000 paid to certain executive officers. This deduction limitation does not apply, however, to compensation that constitutes "qualified performance-based compensation" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder. The Corporation has considered the limitations on deductions imposed by Section 162(m) of the Code, and it is the Corporation's present intention that, for so long as it is consistent with its overall compensation objective, substantially all tax deductions attributable to executive compensation will not be subject to the deduction limitations of Section 162(m) of the Code.

OTHER ELEMENTS OF EXECUTIVE COMPENSATION

     Executives are eligible for Corporation-wide medical and dental benefits and participation in a 401(k) plan under which the Corporation provided no matching contributions in 2000. In addition, executives participate in a Corporation-wide long-term disability insurance program and a group term life insurance program.
                                          COMPENSATION COMMITTEE

                                          Robert M. Wadsworth (Chair)
                                          Frederick W.W. Bolander
                                          Richard M. Burnes, Jr.
                                          John Robert Held

COMPENSATION COMMITTEE INTERLOCK AND INSIDER PARTICIPATION

     Messrs. Bolander, Burnes, Held and Wadsworth comprised the Compensation Committee for fiscal year 2000. No member of the Committee was at any time during the past year an officer or employee of the Corporation or any of its subsidiaries, was formerly an officer of the Corporation or any of its subsidiaries, or had any relationship with the Corporation requiring disclosure herein.

     During 2000, no executive officer of the Corporation served as a member of the compensation committee (or other Board committee performing equivalent functions, or in the absence of any such committee, the entire Board) of another entity, one of whose executive officers served as a member of the Corporation's Compensation Committee or as a director of the Corporation. In addition, during the last year, no executive officer of the Corporation served on the Board of another entity, one of whose executive officers served as a member of the Corporation's Compensation Committee.

EMPLOYMENT AGREEMENTS

     As of December 31, 2000, the Corporation has entered into a Management Change in Control Agreement (the "Management Agreements") with each of John A. Blaeser, Kevin J. Conklin, Ferdinand Engel and Melissa H. Cruz. Pursuant to the terms of the Management Agreements, each of the foregoing executive officers (other than Mr. Blaeser) is entitled to receive a single severance payment in cash in an amount equal to six months' base annual salary (and equal to twelve months' base annual salary in the case of Mr. Blaeser) if any such executive officer is terminated by the Corporation without cause or such executive officer voluntarily terminates his employment with the Corporation for "good reason" (each a "Termination Event"), in each case within six months of a change in control of the Corporation. In addition, effective upon a change in control of the Corporation, the vesting date for each such executive officer's unvested options shall be accelerated by a period of 24 months. If within 24 months of a change in control of the Corporation there is a Termination Event, all of such executive officer's remaining unvested options will become fully vested. Each such executive officer has entered into a non-competition agreement with the Corporation pursuant to which each such executive officer has agreed following a change in control of the Corporation not to compete with the Corporation for a period of six months if such executive officer has been terminated with or without cause by the Corporation or has voluntarily terminated his employment for "good reason."

     In addition, certain of John A. Blaeser's option agreements provide for automatic acceleration of all of his unvested options following a merger, consolidation, or a sale, conveyance or disposition of all or substantially all of the assets of the Corporation or if he is no longer a director of the Corporation, other than by reason of death, disability, or resignation.

                              PERFORMANCE GRAPH(1)

     The following graph compares the change in the Corporation's cumulative total stockholder return in its Common Stock during the period from the Corporation's initial public offering through December 31, 2000 with the cumulative total return on the Nasdaq Stock Market -- U.S. Index and the H&Q Software Sector Index. The comparison assumes $100.00 was invested on October 15, 1997 in the Corporation's Common Stock at the $14.00 initial public offering price and in each of the foregoing indices and assumes reinvestment of dividends, if any.

[PERFORMANCE GRAPH]

                                                       CORPORATION                NASDAQ INDEX                  H&Q INDEX
                                                       -----------                ------------                  ---------
10/16/97                                                 100.00                      100.00                      100.00
12/31/97                                                 148.21                       91.37                       94.99
12/31/98                                                 405.36                      128.75                      124.10
12/31/99                                                 316.96                      232.61                      262.95
12/29/00                                                  42.42                      144.04                      211.10

---------------
(1) This graph is not "soliciting material" under Regulation 14A or 14C of the rules promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of the Corporation under the Securities Act of 1933, as amended, or the Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

                             AUDIT COMMITTEE REPORT

     The Board of Directors of the Corporation has appointed an Audit Committee to assist the Board of Directors with its oversight responsibilities, including, among other things:

     - Reviewing and maintaining the adequacy of the Corporation's internal controls and financial reporting processes and the overall reliability of the Corporation's financial reports to the public;

     - Ascertaining the independence and overseeing the performance of the Corporation's external independent auditors; and

     - Providing guidance on the Corporation's compliance with legal and regulatory requirements related to its financial reporting.

     The Audit Committee is currently comprised of three members of the Board of Directors, Messrs. Burnes, Kamra and Held, each of whom, as interpreted by the Board of Directors in its business judgment, (a) has met the independence requirements of the Nasdaq (i.e., the Board of Directors has determined that none of the committee members has a relationship to the Corporation that may interfere with his independence from the Corporation and its management) and (b) is financially literate.

     The Audit Committee regularly discusses with management and the outside auditors the financial information developed by the Corporation, the Corporation's systems of internal controls and its audit process. The Audit Committee recommends to the Board each fiscal year the appointment of the independent auditors and reviews periodically the auditors' performance and independence from management. The Audit Committee met with the independent auditors (both with and without the presence of the Corporation's management) to review and discuss the matters required to be discussed by Statement of Accounting Standards 61 (Codification of Statements on Auditing Standards), including various matters pertaining to the audit, including the Corporation's financial statements, the report of the independent auditors on the results, scope and terms of their work, and their recommendations concerning the financial practices, controls, procedures and policies employed by the Corporation.

     The Board of Directors has adopted a written charter for the Audit Committee setting out the audit related functions the committee is to perform. A copy of the charter is attached to this proxy statement as Appendix A. This year, the Audit Committee reviewed the Corporation's audited financial statements and met with both management and Arthur Andersen LLP, the Corporation's independent auditors, to discuss those financial statements. Management has represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has received from and discussed with Arthur Andersen LLP the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

     Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Corporation's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2000.

  Audit Fees

     The aggregate fees billed by Arthur Andersen for professional services rendered for the audit of the Corporation's annual financial statements for the fiscal year ended December 31, 2000 and for the review of the financial statements included in the Corporation's Forms 10-Q for the fiscal year ended December 31, 2000 were $75,000.

  Financial Information Systems Design and Implementation Fees

     The aggregate fees billed by Arthur Andersen LLP for financial information systems design and implementation professional services for the fiscal year ended December 31, 2000 were $0.

  All Other Fees

     The aggregate fees billed by Arthur Andersen LLP and KPMG, LLP (former auditor First Sense Software, Inc.) for services other than those described above including, without limitation, pooling reports, pooling restatements, tax returns and tax consulting, for the fiscal year ended December 31, 2000 were $353,200. The Audit Committee determined that the services provided by Arthur Andersen LLP described immediately above were compatible with its independence.

     The Corporation's Audit Committee has determined that the provision of the services provided by Arthur Andersen as set forth herein are compatible with maintaining Arthur Andersen' independence.

                                          AUDIT COMMITTEE

                                          Deepak Kamra (Chair)
                                          Richard M. Burnes, Jr.
                                          John Robert Held

                                     ITEM 2

                     RATIFICATION OF SELECTION OF AUDITORS

     The Board of Directors has selected the firm of Arthur Andersen LLP, independent certified public accountants, to serve as auditors for the fiscal year ending December 31, 2001. Arthur Andersen LLP has served as the Corporation's auditors since 1986. It is expected that a member of the firm will be present at the Annual Meeting of Stockholders with the opportunity to make a statement if so desired and will be available to respond to appropriate questions. If the stockholders do not ratify the selection of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ended December 31, 2001, the Company's Board of Directors will evaluate what would be in the best interests of the Company and its stockholders and consider whether to select new independent public accountants for the current fiscal year or whether to wait until the completion of the audit for the current fiscal year before changing independent public accountants.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THIS SELECTION.

                             STOCKHOLDER PROPOSALS

     Proposals of stockholders intended for inclusion in the Corporation's proxy materials to be furnished to all stockholders entitled to vote at the 2002 Annual Meeting of Stockholders pursuant to SEC Rule 14a-8 must be received at the Company's principal executive offices not later than December 12, 2001.

     Under the Corporation's By-Laws, stockholders who wish to make a proposal at the 2002 Annual Meeting -- other than one that will be included in the Corporation's proxy materials -- must notify the Clerk of the Corporation no earlier than January 25, 2002 and no later than February 24, 2002. If a stockholder who wishes to present a proposal fails to notify the Corporation by February 24, 2002, the stockholder would not be entitled to present the proposal at the meeting. If, however, notwithstanding the requirements of the Corporation's Restated By-Laws, the proposal is brought before the meeting, then under the SEC's proxy rules the proxies solicited by management with respect to the 2001 Annual Meeting will confer discretionary voting authority with respect to the stockholder's proposal on the persons selected by management to vote the proxies. If a stockholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC's proxy rules. In order to minimize controversy as to the date on which a proposal was received by the Corporation, it is suggested that proponents submit their proposals by Certified Mail -- Return Receipt Requested.

                           EXPENSES AND SOLICITATION

     The cost of solicitation of proxies will be borne by the Corporation, and in addition to soliciting stockholders by mail through its regular employees, the Corporation may request banks and brokers to solicit their customers who have stock of the Corporation registered in the names of a nominee and, if so, will reimburse such banks and brokers for their reasonable out-of-pocket costs. Solicitation by officers and employees of the Corporation may also be made of some stockholders in person or by mail, telephone or telegraph following the original solicitation. The Corporation may, if appropriate, retain an independent proxy solicitation firm to assist in soliciting proxies. If the Corporation does so, it will pay such firm's customary fees and expenses.

                                                                      APPENDIX A

                          CONCORD COMMUNICATIONS, INC.

                            AUDIT COMMITTEE CHARTER

A.  PURPOSE AND SCOPE

     The primary function of the Audit Committee (the "Committee") is to assist the Board of Directors in fulfilling its responsibilities by reviewing: (i) the financial reports provided by the Corporation to the Securities and Exchange Commission ("SEC"), the Corporation's shareholders or to the general public, and
(ii) the Corporation's internal financial and accounting controls.

B.  COMPOSITION

     The Committee shall be comprised of a minimum of three directors as appointed by the Board of Directors, who shall meet the independence and audit committee composition requirements under any rules or regulations of The NASDAQ National Market, as in effect from time to time, and shall be free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of his or her independent judgment as a member of the Committee.

     All members of the Committee shall either (i) be able to read and understand fundamental financial statements, including a balance sheet, cash flow statement and income statement, or (ii) be able to do so within a reasonable period of time after appointment to the Committee. At least one member of the Committee shall have employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

     The Board may appoint one member who does not meet the independence requirements set forth above and who is not a current employee of the Corporation or an immediate family member of such employee if the Board, under exceptional and limited circumstances, determines that membership on the Committee by the individual is required in the best interests of the Corporation and its shareholders. The Board shall disclose in the next proxy statement after such determination the nature of the relationship and the reasons for the determination.

     The members of the Committee shall be elected by the Board of Directors at the meeting of the Board of Directors following each annual meeting of stockholders and shall serve until their successors shall be duly elected and qualified or until their earlier resignation or removal. Unless a Chair is elected by the full Board of Directors, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

C.  RESPONSIBILITIES AND DUTIES

     To fulfill its responsibilities and duties the Committee shall:

  Document Review

          1. Review and assess the adequacy of this Charter periodically as conditions dictate, but at least annually (and update this Charter if and when appropriate).

          2. Review with representatives of management and representatives of the independent accounting firm the Corporation's audited annual financial statements prior to their filing as part of the Annual Report on Form 10-K. After such review and discussion, the Committee shall recommend to the Board of Directors whether such audited financial statements should be published in the Corporation's annual report on Form 10-K. The Committee shall also review the Corporation's quarterly financial statements prior to their inclusion in the Corporation's quarterly SEC filings on Form 10-Q.

          3. Take steps designed to insure that the independent accounting firm reviews the Corporation's interim financial statements prior to their inclusion in the Corporation's quarterly reports on Form 10-Q.

  Independent Accounting Firm

          4. Recommend to the Board of Directors the selection of the independent accounting firm, and approve the fees and other compensation to be paid to the independent accounting firm. The Committee shall have the ultimate authority and responsibility to select, evaluate and, when warranted, replace such independent accounting firm (or to recommend such replacement for shareholder approval in any proxy statement).

          5. On an annual basis, receive from the independent accounting firm a formal written statement identifying all relationships between the independent accounting firm and the Corporation consistent with Independence Standards Board ("ISB") Standard 1. The Committee shall actively engage in a dialogue with the independent accounting firm as to any disclosed relationships or services that may impact its independence. The Committee shall take, or recommend that the Board of Directors take, appropriate action to oversee the independence of the independent accounting firm.

          6. On an annual basis, discuss with representatives of the independent accounting firm the matters required to be discussed by Statement on Auditing Standards ("SAS") 61, as it may be modified or supplemented.

          7. Meet with the independent accounting firm prior to the audit to review the planning and staffing of the audit.

          8. Evaluate the performance of the independent accounting firm and recommend to the Board of Directors any proposed discharge of the independent accounting firm when circumstances warrant. The independent accounting firm shall be ultimately accountable to the Board of Directors and the Committee.

  Financial Reporting Processes

          9. In consultation with the independent accounting firm and management, review annually the adequacy of the Corporation's internal financial and accounting controls.

  Compliance

          10. To the extent deemed necessary by the Committee, it shall have the authority to engage outside counsel and/or independent accounting consultants to review any matter under its responsibility.

  Reporting

          11. Prepare, in accordance with the rules of the SEC as modified or supplemented from time to time, a written report of the audit committee to be included in the Corporation's annual proxy statement for each annual meeting of stockholders occurring after December 14, 2000.

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

                                                                      1646-PS-01

          [1846 - CONCORD COMMUNICATIONS, INC.] [FILENAME: ZCCM1B.ELX]
                   [VERSION - (3)][03/08/01] [orig. 02/26/01]
ZCCM1B
                                  DETACH HERE


                                     PROXY


                          CONCORD COMMUNICATIONS, INC.

     PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD APRIL 25, 2001

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints John A. Blaeser and Melissa H. Cruz, and each of the them, attorneys-in-fact and proxies, with full power of substitution and resubstitution, to vote at an annual meeting of stockholders of Concord Communications, Inc. (the "Company") to be held at the offices of the Company, 600 Nickerson Road, Marlboro, Massachusetts 01752, on April 25, 2001 at 8:00 a.m., Eastern Time, or at any adjournments or postponements thereof, revoking all previous proxies, with all powers the undersigned would possess if present, to act upon the following matters and upon such other business as may properly come before the meeting or adjournments thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AND AUTHORITY WILL BE DEEMED GRANTED UNDER PROPOSAL 3.


[SEE REVERSE    CONTINUED AND TO BE SIGNED ON REVERSE SIDE    [ SEE REVERSE
     SIDE]                                                            SIDE ]

CONCORD COMMUNICATIONS, INC.
c/o EquiServe
P.O. Box 9398
Boston, MA 02205-9398


   [1646 - CONCORD COMMUNICATIONS INC.]FILE NAME: ZCCM1A.ELX][VERSION - (3)]
                           [03/09/01][orig. 02/26/01]

ZCCM1A                            DETACH HERE


[X]  PLEASE MARK VOTES AS IN THIS EXAMPLE


1.   Election of Directors.
     Nominees: (01) Deepak Kamra,
               (02) Robert M. Wadsworth

                         FOR                         WITHHELD
                         [ ]                           [ ]
                    FOR ALL NOMINEES         WITHHELD FROM ALL NOMINEES


[ ] _____________________________________________________________________
    For all nominees except as noted above


[ ] MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW





2. Ratification of selection of Auditors: To ratify the selection of the firm Arthur Andersen LLP as auditors for the fiscal year ending December 31, 2001.

               FOR            AGAINST             ABSTAIN
               [ ]              [ ]                 [ ]

3. Transaction of Other Business: To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

               FOR            AGAINST             ABSTAIN
               [ ]              [ ]                 [ ]



       PLEASE VOTE, DATE, SIGN, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name appears on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one trustee or fiduciary has been appointed, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature: ____________________________________________  Date: _________________


Signature: ____________________________________________  Date: _________________